Corporate Presentation January 2024 Exhibit 99.1

FORWARD-LOOKING STATEMENTS Certain statements in this presentation (“Presentation”), other than purely historical information, may constitute “forward-looking statements” within the meaning of the federal securities laws, including for purposes of the safe harbor provisions under the United Stated Private Securities Litigation Reform Act of 1995, concerning Dianthus Therapeutics, Inc. (the “Company”). These forward-looking statements include statements regarding the Company’s future plans and prospects, including statements regarding the expectations or plans for discovery, preclinical studies, clinical trials and research and development programs, in particular with respect to DNTH103, and any developments or results in connection therewith, including the target product profile of DNTH103; the anticipated timing of the results from those studies and trials; expectations regarding the use of proceeds and the time period over which the Company’s capital resources will be sufficient to fund its anticipated operations; and expectations regarding the market and potential opportunities for complement therapies, in particular with respect to DNTH103. The words “opportunity,” “potential,” “milestones,” “runway,” “will,” “anticipate,” “achieve,” “near-term,” “catalysts,” “pursue,” “pipeline,” “believe,” continue,” “could,” “estimate,” “expect,” “ intend,” “may,” “might,” “plan,” “possible,” “predict,” “project,” “ should,” “ strive,” “would,” “aim,” “target,” “commit,” and similar expressions (including the negatives of these terms or variations of them) generally identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of DNTH103 and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the development of DNTH103 or the Company's compounds may take longer and/or cost more than planned, that the Company may be unable to successfully complete the clinical development of the Company’s compounds, that the Company may be delayed in initiating, enrolling or completing any clinical trials, and that the Company's compounds may not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading "Risk Factors" included in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 12, 2023 (as amended on September 21, 2023), and other filings that the Company has made and may make with the SEC in the future. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Dianthus undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Advancing next-generation complement therapies to improve the lives of autoimmune disease patients

- Founded in 2019 to develop next-generation complement therapies to treat **severe autoimmune diseases**
- Lead program, **DNTH103**, is a potent investigational monoclonal antibody that targets the classical **complement pathway** by selectively inhibiting **active C1s** protein
- DNTH103 intended to be the first **subcutaneous, self-administered injection** dosed as infrequently as **once-every-two-weeks** to treat generalized **Myasthenia Gravis**
- Top-line Ph. 1 data confirm a **~60-day half-life, potent classical pathway inhibition**, and a potentially **differentiated safety profile**
- **On track to initiate multiple Ph. 2 trials in neuromuscular indications** starting with generalized Myasthenia Gravis in Q1'24 with top-line results in 2H'25; Ph. 2 trials in CIDP and MMN to be initiated in '24
- Riliprubart, an **active C1s inhibitor**, recently showed **clinical PoC** in a Ph. 2 open-label trial in **CIDP**, **demonstrating PoC** in humans for active C1s-inhibition in autoimmune neuromuscular diseases
- Cash **runway** expected to fund operations **into Q2'26**

DNTH103 offers pipeline in a product, best-in-class potential in multiple neuromuscular indications Generalized Myasthenia Gravis Multi-billion $ market today, with opportunity for a differentiated complement inhibitor to further penetrate and expand first-line biologics use ~60,000 U.S. patients Chronic Inflammatory Demyelinating Polyneuropathy Sanofi Ph. 2 Riliprubart data validates active C1s MoA, demonstrating 88% of SOC-treated pts. improved or remained stable and 50% of SOC-refractory pts. improved ~15,000 U.S. patients Multifocal Motor Neuropathy Empasiprubart, an I.V. C2 inhibitor, validates classical pathway demonstrating initial efficacy in MMN patients ~5,000-10,000 U.S. patients https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3983019/, https://jnnp.bmj.com/content/90/9/981.long, Riliprubart Phase 2 PoC at AANEM Highly selective to classical pathway Potent active C1s inhibitor 60-day half-life observed in clinic Consistent, infrequent dosing Convenient, S.C. intended for self-admin. via autoinjector Differentiated safety profile DNTH103’s Best-in-Class Properties: Clinical Development & Commercial Synergies

DNTH103 is rapidly advancing into three Phase 2 trials in 2024 with top-line gMG data in 2025



Program *(Target)*	Target Population	2024	2025
DNTH103 (S.C. Active C1s antibody)	**Generalized Myasthenia Gravis (gMG)** ~60,000 U.S. patients	Initiate Ph. 2 trial Q1'24	Top-line Ph. 2 data 2H'25
	Multifocal Motor Neuropathy (MMN) ~5,000-10,000 U.S. patients	Initiate Ph. 2 trial Q2'24	
	Chronic Inflammatory Demyelinating Polyneuropathy (CIDP) ~15,000 U.S. patients	Initiate Ph. 2 trial 2H'24	





DNTH103 has potential to expand into multiple classical pathway-driven diseases with its best-in-class profile

https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC3983019/, https://jnnp.bmj.com/content/90/9/981.long

5

DNTH103 Opportunity in Myasthenia Gravis

gMG represents a multi billion-dollar opportunity with only two approved classes, each with room to improve

U.S. gMG estimated patient population:
~60,000



Complement Class

Soliris & Ultomiris
>$5B in sales **and growing; ~1/3 in gMG[1] (only I.V.)**

Approved in gMG, aHUS, NMOSD, PNH



Ultomiris
Soliris
$5,141
$5,362
$5,727
$1,077
$1,389
$1,965
$4,064
$3,973
$3,762
2020
2021
2022

FcRn Class

Vyvgart I.V. sales in gMG showed rapid growth

Estimated gMG peak sales >$3B; S.C. approved in June '23



$329.1
$269.3
$218.0
$173.4
$131.3
$74.8
$21.2
CY'22: $401M
Q1'22
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23

$ in millions. Soliris & Ultomiris 2021 sales account for 1/1 – 6/30 & 7/21 – 12/31. Evaluate Pharma
https://www.mgregistry.org/, https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7033452/#
1 Wall Street research estimate

7

DNTH103 Lower volume, less frequent, self-administered S.C. More frequent and/or higher-volume, in-clinic I.V. Need for increased convenience and reduced patient burden DNTH103 target product profile is highly differentiated vs. currently approved biologics for gMG 1 Can be self-administered daily via pre-filled syringe Daily self-administration or higher-volume S.C. administered by health care professional

Complement inhibitors are well established in gMG and other severe autoimmune disorders

Targeting C1s preserves critical immune activity of lectin and alternative pathways, with the aim to provide a safer therapeutic option versus terminal pathway inhibitors



Active form selectively inhibited by DNTH103
Classical pathway
Antibody-antigen complex
C1q, C1r, C1s
gMG, MMN and CIDP are indications driven by autoantibodies that activate the complement system
Enjaymo
sutimlimab-jome
Lectin pathway
Mannan or pathogen surface
Alternative pathway
Pathogen surface
EMPAVELI
(pegcetacoplan) injection
C3 Convertase
ZILBRYSQ
(zilucoplan) Injection
ULTOMIRIS
(ravulizumab-cwvz)
SOLIRIS
(eculizumab)
Shared terminal pathway (C5)
Membrane Attack Complex (MAC)
Downstream complement inhibitors carry the risk of serious bacterial infections resulting in FDA Boxed Warnings

9

C1s is a clinically validated target in the classical complement pathway with an FDA approved therapy

1

Classical pathway
The only pathway activated by the presence of IgG and IgM, which bind to the **C1 complex**

2

The C1 complex
The initial component of the classical complement pathway consisting of C1q, C1r and C1s

3

Active C1s
A serine protease that executes catalytic function of the C1 complex, leading to MAC formation


C1q
2
3
s
r
1
IgG
antibody
Cell
Surface

C1s is the only target of the C1 complex with an FDA approved therapy
Enjaymo®, FDA approved in 2022 for CAD, is a C1s inhibitor but is not selective to the active form and dosed I.V. at 6,500-7,500mg every two weeks

Active C1s inhibition has recently demonstrated clinical benefit in CIDP
Riliprubart results show clinical PoC for for inhibiting active C1s in autoimmune neuromuscular diseases

Enjaymo® information sourced from prescribing information

10

DNTH103 exploits validated C1s biology and has been designed with best-in-class properties

High selectivity and potency

- >10,000-fold binding affinity for Active C1s versus proC1s
- Picomolar binding affinity

Extended half-life

- Validated YTE half-life extension technology applied
- Clinical data demonstrates half-life of **~60 days**



Low volume S.C. delivery

- Successful manufacturing of 150mg/mL formulation
- Low viscosity
- Favorable stability profile

Novel IP

- Provisional patent applications for composition of matter and method of use expected to expire no earlier than 2043

DNTH103 Target Product Profile

S.C. self-administration
300mg in a 2mL pre-filled auto-injector suitable for convenient, self-administration

Infrequent dosing
Q2W dosing interval

11

DNTH103 Clinical Development

SAD 1 (1 mg/kg) SAD 3 (30 mg/kg) SAD 2 (10 mg/kg) MAD 1 Q2W (300 mg) MAD 2 Q2W (600 mg) SAD 1 (300 mg) SAD 2 (600 mg) I.V. Administration S.C. Administration S.C. Administration SAD MAD DNTH103 Phase 1 healthy volunteer study was designed to validate extended half-life, potency and safety 44 HVs enrolled into six cohorts: Placebo (N= up to 2) Treated (N= up to 6) 16 HVs enrolled into two cohorts: Placebo (N= up to 2) Treated (N= up to 6) SAD MAD Safety, PK, and PD measured by percent classical pathway inhibition quantified in each cohort Key Parameters In completed cohorts, 60 healthy volunteers completed dosing as of December 2023 SAD 4 (50 mg/kg)

DNTH103 has demonstrated deep and sustained complement inhibition in healthy volunteers DNTH103 demonstrated a ~60-day half-life and IC90 of 87 µg/mL I.V. SAD: Linear PK with Exposure Proportional Across Doses S.C. MAD: Strong Accumulation with Q2W Dosing PK/PD: Analysis Demonstrates IC90 of 87 µg/mL Data comprised of 60 HVs from 8 cohorts

DNTH103 Phase 1 data confirms potent inhibition of the classical pathway as a Q2W S.C. injection

Ph. 1 Data Confirms

- ~60-day half-life
- IC90 calculated at 87 µg/mL

Dosing Modeled

- 15mg/kg I.V. on Day 0
- 300mg S.C. Q2W starting Day 7



Day 0: 15mg/kg I.V.
Starting Day 7:
300mg S.C. Q2W
IC90 – 87 µg/mL
DNTH103 Concentration (µg/mL)
300
150
100
50
0
0
2
4
6
8
10
12
14
Time (weeks)

Simulation using data from 60 healthy volunteers dosed across multiple cohorts demonstrates potent inhibition with infrequent S.C. dosing

15

DNTH103 was generally well tolerated, with a favorable safety profile in Phase 1

- **No standard safety lab findings (hematology, chemistry, coagulation LFTS and renal function)**
- **No serious adverse events**
- **No infection adverse event signal and no infections related to encapsulated bacteria**

	I.V. & S.C. SAD (n=44)			S.C. MAD (n=16)	
	Pooled DNTH103 I.V. (n=21)	Pooled DNTH103 S.C. (n=12)	Pooled Placebo I.V. / S.C. (n=11)	Pooled DNTH103 S.C. (n=12)	Pooled Placebo S.C. (n=4)
Participant with:					
Any AEs	13 (62%)	9 (75%)	7 (64%)	8 (67%)	4 (100%)
Any SAEs	0	0	0	0	0
Grade 3 / 4 AEs	0	0	0	0	0
Treatment Related AEs	2 (10%)	1 (8%)	0	2 (17%)	0

- Five participants experienced mild/moderate Treatment Related AEs
  - Two participants (one in each 300mg and 600mg S.C. MAD cohorts) had a mild or moderate injection site reactions (ISRs)
    - No intervention was required and both participants completed treatment
  - One participant experienced several non-specific AEs during infusion; infusion was paused for 8 minutes and restarted at the same rate without sequelae
  - Two participants in 50mg/kg SAD I.V.[1] cohort became ANA[2] positive at Day 57; both participants had no evidence of SLE and both tested negative for dsDNA[3]
    - One participant subsequently tested negative for ANA in a one-month safety follow-up post Day 57
    - Other participant experienced inflammatory arthritis and tested negative on broader autoimmune panel
  - One participant in 600mg S.C. SAD reported vomiting on Day 1, which resolved on same day

1 Highest dose to be used in Phase 2 trials is single I.V. loading dose of 20mg/kg
2 Non-specific indicator of autoimmune disease present in up to 25% of healthy individuals: https://www.labcorp.com/assets-media/2785
3 Anti-double-stranded deoxyribonucleic acid antibodies are highly specific markers of systemic lupus erythematosus or SLE

16

DNTH103 S.C. gMG Phase 2 trial design

A global, multicenter, randomized, double-blind, placebo-controlled study to evaluate the safety, efficacy, and PK / PD of DNTH103 administered S.C following initial loading dose

Preliminary Design

- **Design**: 60 male and female subjects randomized to receive either DNTH103 or placebo for 13 weeks
- **Inclusion**: ≥18 years old with AChR antibody + gMG
- **Dosing**: 15 or 20mg/kg I.V. Loading Dose followed by 300mg or 600mg[1] S.C. Q2W starting Day 7
- **Assessments**: Monitored to assess AEs, PK, PD, MG-ADL and QMG scores

Endpoints

Primary: Safety
Secondary: Efficacy (MG-ADL and QMG)



Screen:
Day -42 to -1
Randomization
Loading Dose
Day 0
12-Week S.C. Treatment
DNTH103 300mg S.C. (n=20)
DNTH103 600mg S.C. (n=20)
Placebo (n=20)
Collect data for Safety, PK, PD, MG-ADL, QMG
Open-Label Extension:
52 Weeks

Trial to initiate in Q1'24 with top-line data expected in 2H'25

If successful, path to BLA expected to require only one additional Phase 3 of similar design with more patients

1 600mg S.C. Q2W dosing surpasses IC95, currently calculated at 149 µg/mL

17

CIDP is an attractive commercial opportunity with clinical PoC demonstrated by an active-C1s inhibitor

Neuromuscular indication with high unmet medical need

~15,000
patients in the U.S.

No approved targeted biologic therapies

Evidence supports Classical Complement role in disease

Riliprubart (active C1s inhibitor) recently reported positive efficacy signals[1]

CIDP patient serum activates complement and mimics CIDP features in pre-clinical models

Sanofi Ph. 2 Riliprubart (SAR445088) Data Validates Active C1s in CIDP[1]; 50mg/kg I.V. loading and 600mg S.C. weekly regimen used



Pre-defined primary endpoint (Part A): SOC-Treated and SOC-Refractory groups
Percentage of relapses in SOC-Treated group
12% of participants experienced a relapse (≥1 point increase in INCAT)
Percentage of responders in SOC-Refractory group
50% of participants experienced a response (≥1 point decrease in INCAT)
(a) SOC-Treated (N=25)
88% improved or remained stable
(44% improved)
stable
improved
relapsed
12% relapsed
88% (N=22/25) SOC-Treated participants improved or remained stable after switching from SOC to riliprubart (44% improved; N=11/25)a
(b) SOC-Refractory (N=18)
50% improved
improved
50% SOC-Refractory participants responded to riliprubart treatment (N=9/18)b

DNTH103, a low-volume Q2W S.C., Phase 2 trial for CIDP planned for initiation in 2H'24

1 Riliprubart Phase 2 PoC at AANEM

18

MMN is a classical pathway driven disease with no approved targeted biologic therapies

Neuromuscular indication with high unmet medical need

- **~5,000 - 10,000** patients in the U.S.
- **No approved targeted biologic therapies**

Evidence supports Classical Complement role in disease

- **Empasiprubart (I.V., C2 inhibitor) recently reported efficacy signals[1]**
- **MMN patient sera has been confirmed to activate complement**

Empasiprubart (I.V., C2 inhibitor) Demonstrating Early Efficacy Signals[1]

argenx

argenx Initiates Second Cohort of Phase 2 ARDA Study of Empasiprubart in Multifocal Motor Neuropathy

- *Independent Data Monitoring Committee recommended study continuation based on the favorable safety profile observed in the first dose cohort*
- *Early efficacy signals support proof-of-concept of empasiprubart in multifocal motor neuropathy*

"We hypothesize that targeting the **classical complement pathway is a potential therapeutic approach in MMN**. We investigated the interaction of circulating anti-GM1 IgM from patients with MMN with complement in detail using iPSC-derived MNs. In this disease model for MMN, we evaluated the effects of ARGX-117, a novel monoclonal antibody that inhibits complement factor C2." - *Neurol Neuroimmunol Neuroinflamm. 2022 Jan; 9(1): e1107*

DNTH103, a low-volume Q2W S.C., Phase 2 trial for MMN planned for initiation in Q2'24

1 https://www.argenx.com/news/argenx-initiates-second-cohort-phase-2-arda-study-empasiprubart-multifocal-motor-neuropathy

19

Corporate

Strategy to initiate multiple Phase 2 trials in 2024 ahead of transformative Phase 2 gMG readout

Recent Accomplishments

- Ph. 1 HV trial initiated in November 2022
- Successful manufacturing of 150mg/mL formulation
- Top-line Ph. 1 data demonstrated potent, long-acting classical pathway inhibition in August 2023

		2024	2025
DNTH103 (S.C. Active C1s)	**gMG**	Q1: Initiate Ph. 2 trial	2H: Top-line Ph. 2 data
	MMN	Q2: Initiate Ph. 2 trial	
	CIDP	2H: Initiate Ph. 2 trial	
Key External Catalysts		**'24**: Empasiprubart (ARGX-117) Ph. 2 MMN top-line data[2] **2H**: Riliprubart (SAR-088) Ph. 2 CIDP primary completion[3]	

Strong balance sheet with ~$173M[1] of cash as of 12/31 and runway into the second quarter of 2026

1 Preliminary and unaudited; includes cash, cash equivalents and short-term investments
2 Based on argenx public disclosure
3 Based on Primary Completion date in August 2024 per https://clinicaltrials.gov/study/NCT04658472?term=sar445088&rank=2

21

Accomplished team of biotech industry veterans and scientists committed to bringing innovation to market

SENIOR MANAGEMENT



Marino Garcia
President & CEO



Ryan Savitz
Chief Financial Officer



Jeffrey Stavenhagen, Ph.D.
Chief Scientific Officer



Simrat Randhawa, M.D.
Chief Medical Officer



Adam Veness, Esq.
General Counsel



Kristina Maximenko
Chief People Officer



Debra Segal
Head of Regulatory Affairs



Rivka Gluck, R.N.
Head of Clinical Development Operations



Robert McGarr, Ph.D.
Head of Program & Alliance Management



Jud Taylor
Head of Technical Operations



Jennifer Davis Ruff
Head of Investor Relations & Corporate Affairs



Sankalp Gokhale, M.D.
Head of Clinical Development, Neurology

Select Experience Includes:

J&J, Pfizer, gsk, Lilly, Aurinia, Acceleron, Alnylam, ucb, Ra Pharma, citi, AstraZeneca, Alexion, Novartis, Abeona Therapeutics, Fred Hutch Cures Start Here, Biogen, Zealand Pharma

Select Auto-Immune Drugs Developed by Dianthus Team

CellCept, Soliris (eculizumab), Ultomiris (ravulizumab-cwvz), Lupkynis (voclosporin), Zilbrysq (zilucoplan) Injection

BOARD OF DIRECTORS

Lonnie Moulder
Chairman of the Board, Dianthus

Tomas Kiselak
Managing Member, Fairmount

Alison Lawton
Board Member, ProQR and X4, Prior Chair of Board, Magenta

Anne McGeorge
Board Member, The Oncology Institute, Board Member, Be the Match

Lei Meng
Senior Therapeutics Analyst, Avidity Partners

Paula Soteropoulos
Venture Partner, 5AM Ventures

Jonathan Violin, Ph.D.
Venture Partner, Fairmount, Co-founder of Dianthus, Board Member, Astria Therapeutics, and former President/CEO of Viridian Therapeutics

Marino Garcia
President & CEO, Dianthus

22

Appendix

DNTH103 improves neurotransmission and muscle contraction in an AChR+ MG model

- **Serum from MG patients** used in a validated in vitro MG model[1,2,3]
- **Assessed improvement in neurotransmission and muscle contraction** of ravulizumab* and DNTH103, as measured by decrease in muscle contraction fatigue
- **Results confirm DNTH103 improved neurotransmission and muscle contraction**


Ravulizumab* (1 μM)
n=3
DNTH103 (0.1 μM)
n=3
DNTH103 (1 μM)
n=3
Muscle Contraction Fatigue Index
(% Change to Baseline, Mean ± SEM)
0
-10
-20
-30
-40
-14.8%
-24.8%
-27.8%
AChR+ MG Patient Sera

Results provide further scientific rationale for DNTH103 in gMG

1 https://pubmed.ncbi.nlm.nih.gov/34881241/, 2 - https://pubmed.ncbi.nlm.nih.gov/31846349/, 3 - https://pubmed.ncbi.nlm.nih.gov/30867827/

* Engineered using patent sequence

24

DNTH103 in vitro study demonstrates lower risk of Neisseria meningitidis infections Anti-capsular antibody (Anti -Nm) mimics N. meningitidis vaccination 0 50 100 150 % Bacterial Survival Serum +Anti - Nm 0.3 uM 1.0 uM DNTH103 Anti - C5 No treatment Results further validate the differentiated safety profile of DNTH103 as a selective classical pathway inhibitor consistent with ENJAYMO, an approved C1S inhibitor without an FDA Boxed Warning or REMS Protection against infection is a critical function of the complement pathway DNTH103 selectively inhibits the classical pathway, leaving the alternative and lectin-activated defense pathways intact An in vitro assay measured antibody-dependent complement-mediated killing of N. meningitidis in the presence of DNTH103 and anti-C5 (ravulizumab*) In this assay, DNTH103 maintained bacterial killing, potentially leading to a decreased risk of infection vs. C5 inhibitors * Engineered using patent sequence